UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2021

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02. –RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 11, 2021, ImmunoGen, Inc. (also referred to as “we”, “our”, “us” or “ImmunoGen”) disclosed at the 39th Annual JP Morgan Healthcare Conference that while we have not finalized our full financial results for the year ended December 31, 2020, we expect to report that we had approximately $294 million of cash and cash equivalents as of December 31, 2020. This amount is preliminary, has not been audited and is subject to change pending completion of our audited financial statements for the year ended December 31, 2020. Additional information and disclosures would be required for a more complete understanding of our financial position and results of operations as of December 31, 2020. It is possible that we or our independent registered public accounting firm may identify items that require us to make adjustments to the preliminary estimated cash and cash equivalents balance set forth above and those changes could be material.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01. – REGULATION FD DISCLOSURE.

Our management will present an overview of our business at the 39th Annual JP Morgan Healthcare Conference, beginning on January 11, 2021. Attached as Exhibit 99.1 to this current report on Form 8-K is a copy of the slide presentation we will be using at the conference.

The information referenced in this Item 7.01 and contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This current report on Form 8-K will not be deemed an admission as to the materiality of any information furnished pursuant to this Item 7.01 that is being disclosed pursuant to Regulation FD.

Please refer to slide 2 of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

ITEM 9.01. – FINANCIAL STATEMENTS AND EXHIBITS.

(d): Exhibits

Exhibit No.	Description

99.1	Presentation Materials for JP Morgan 39th Annual Healthcare Conference

104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: January 11, 2021	/s/ David G. Foster
David G. Foster
Vice President, Finance